©2025 Castle Biosciences 1 Empowering people, informing care decisions Preliminary Fourth Quarter and Year-End Results 2024 January 2025

©2025 Castle Biosciences 2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning our expectations regarding: (i) our full year 2024 revenue guidance of $320-330 million; (ii) the accuracy of our preliminary test report counts both for full year and fourth quarter of 2024; (iii) trends in revenues and test report volumes; (iv) the accuracy of our expected year-end 2024 cash and cash equivalents and marketable investment securities; (v) the ability of DecisionDx-Melanoma to have a significant impact on SLNB decision-making for patients with melanoma and (vi) future coverage by Medicare for our Decision-Dx SCC test. The words “anticipate,” “can,” “could,” “expect,” “goal,” “may,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation: our assumptions or expectations regarding continued reimbursement for our products and subsequent coverage decisions; Novitas’ local coverage determination signifying non-coverage by Medicare of our DecisionDx-SCC test; our estimated total addressable markets for our products and product candidates; the expenses, capital requirements and potential needs for additional financing; the anticipated cost, timing and success of our product candidates; our plans to research, develop and commercialize new tests; our ability to successfully integrate new businesses, assets, products or technologies acquired through acquisitions; the effects of macroeconomic events and conditions, including inflation and monetary supply shifts, labor shortages, liquidity concerns at, and failures of, banks and other financial institutions or other disruptions in the banking system or financing markets, recession risks, supply chain disruptions, outbreaks of contagious diseases and geopolitical events (such as the ongoing Israel-Hamas War and Ukraine- Russia conflict), among others, on our business and our efforts to address its impact on our business; the possibility that subsequent study or trial results and findings may contradict earlier study or trial results and findings or may not support the results discussed in this press release, including with respect to the tests discussed in this press release; our planned installation of additional equipment and supporting technology infrastructures and implementation of certain process efficiencies may not enable us to increase the future scalability of our TissueCypher Test; the possibility that the actual application of our tests may not provide the aforementioned benefits to patients; the possibility that our newer gastroenterology and mental health franchises may not contribute to the achievement of our long-term financial targets as anticipated; and the risks set forth under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, each filed with the SEC, and in our other filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements, except as may be required by law.

©2025 Castle Biosciences 3 Registered Trademarks DecisionDx-Melanoma, DecisionDx-CMSeq, i31-SLNB, i31-ROR, DecisionDx-SCC, MyPath Melanoma, DiffDx- Melanoma, TissueCypher, IDgenetix, DecisionDx-UM, DecisionDx-PRAME and DecisionDx-UMSeq are trademarks of Castle Biosciences, Inc. Preliminary Results Castle Biosciences has not completed the preparation of its financial statements for the fourth quarter or year ended December 31, 2024. The preliminary, unaudited information presented herein for the quarter and year ended December 31, 2024 is based on management’s initial review of the information presented and its current expectations and is subject to adjustment as a result of, among other things, the completion of the Company’s end-of-period reporting processes and related activities, including the audit by the Company’s independent registered public accounting firm of the Company’s financial statements. As such, any financial information contained in this presentation may differ materially from the information reflected in the Company’s financial statements as of and for the year ended December 31, 2024. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of and for the quarter and year ended December 31, 2024. Accordingly, undue reliance should not be placed on this preliminary information.

©2025 Castle Biosciences 4 1. Castle expects to report its audited consolidated financial statements and complete financial and operational results for its fiscal year ended December 31, 2024, in February 2025. 2. The effects of macroeconomic events and conditions continue to evolve and bring along with them a high level of uncertainty surrounding potential future effects. Therefore, trends in revenues and test report volumes are not necessarily indicative of our results of operations that can be expected for future fiscal periods. See also Forward-looking Statements. 3. Castle previously provided guidance for full-year 2024 total revenue of between $320-330 million on November 4, 2024. Preliminary Fourth Quarter and Year-end 2024 Performance Results1,2 (unaudited) 4Q24 4Q23 2024 2023 Revenue To be announced $66.1 million Expected to meet or exceed top end of guided range of $320-330 million3 $219.8 million Total test reports 24,071 20,284 96,071 70,429 DecisionDx-Melanoma 8,672 8,591 36,008 33,330 DecisionDx-SCC 4,299 3,530 16,348 11,442 MyPath Melanoma 879 1,018 3,909 3,962 TissueCypher 6,672 3,441 20,956 9,100 IDgenetix 3,125 3,299 17,151 10,921 DecisionDx-UM 424 405 1,699 1,674

©2025 Castle Biosciences 5 2024 Year-end cash, cash equivalents & marketable investment securities expected to be approximately $293 million Cash, cash equivalents & marketable investment securities As of 3/31/24 $239.2 million As of 6/30/24 $259.7 million As of 9/30/24 $279.8 million As of 12/31/24 ~$293 million (expected)

©2025 Castle Biosciences 6 A disciplined approach to capital allocation Commercial optimization Focused R&D efforts to build evidentiary support and develop tests As a lesser priority, strategic opportunities, including within our current therapeutic areas

©2025 Castle Biosciences 7 Thank You